Exhibit 99.2

PRIVATE AND CONFIDENTIAL

The Directors

Warwick Finance Residential Mortgages Number Four Plc (the “Issuer”)

35 Great St. Helen’s

London

EC3A 6AP

The Directors

The Co-operative Bank p.l.c. (the “Bank”)

1 Balloon Street

Manchester

M60 4ED

Merrill Lynch International (the “Arranger”)

Merrill Lynch Financial Centre

2 King Edward Street

London

EC1A 1HQ

6 August 2019

Dear Sirs

Agreed upon procedures in respect of The Co-operative Bank p.l.c. (the “Bank”) residential mortgage files in connection with the proposed Warwick Finance Residential Mortgages Number Four Plc Transaction (the “Transaction”)

1	This Pool Audit AUP report is produced in accordance with the terms of our agreement dated 29 July 2019 (the “Engagement Letter”), a copy of which is attached as Appendix 2.

2

The Pool Audit AUP Report will be provided to assist the Issuer, the Bank and the Arranger in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, and for the purpose of any defence that they may wish to advance in any claim or proceedings in connection with the Transaction.

3

It is your responsibility to take all reasonable care to ensure that any data provided to us has been properly extracted from your computer systems and for the creation and maintenance of all accounting records supporting that data. For the avoidance of doubt we have not performed any procedures to check the completeness or accuracy of the data in the Mortgage System, other than as explained in Appendix 1.

4	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

5

We provided the Bank with the selected account numbers (the “Selected Sample”) and staff of the Bank provided us with the original Mortgage Files for the Platform Mortgage Loans and we viewed scanned Mortgage Files on the computer for the GMAC loans (the “Source Documents”).

PricewaterhouseCoopers LLP, 7 More London Riverside, London SE1 2RT
T: +44 (0) 20 7583 5000, F: +44 (0) 20 7212 4652, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

6

When confirming that attributes agreed to a Source Document, we agreed that the name of the borrower(s) and address of the property, where such details appear on the source document agreed with the name and address appearing on the Mortgage Account Extraction File, or alternatively that some other unique identifier on the Source Document (such as an account number) agreed to that in the Mortgage Account Extraction File.

7

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information’. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us by the Bank. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

8

It is the responsibility of the Managers, to make due diligence enquiries concerning the Banks’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in the prospectus to enable the Managers to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

9

The procedures in this Pool Audit AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the Pool Audit AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The Pool Audit AUP Report may be used by the the Arranger and the Other Managers to establish a due diligence defence under Section 11 of the US Securities Act or a defence analogous to the due diligence defence available under such section. However, we accept no responsibility for, and express no view as to, the effectiveness of such use of the Pool Audit AUP Report.

10

Our obligations in respect of this Pool Audit AUP report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Bank and the Issuer or otherwise. Nothing in this Pool Audit AUP report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Bank and the Issuer.

11

This Pool Audit AUP report is solely for your use in connection with the purpose specified above and as set out in our Engagement Letter. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP

Chartered Accountants

Appendix 1 to the AUP Report

Agreed Upon Procedures on the Selected Sample from the Mortgage Account Extraction File

Test	Description of Agreed Upon Procedures	Results
1.

Current Balance

For each Mortgage Loan, we will compare the outstanding current balance on the Mortgage Account Extraction File to the outstanding current balance, at the date of the audit visit, on the TAMAR system at Western Mortgage Services (“WMS”).

We will report as an exception instances where any individual difference between these balances exceeds £500, except where the difference above £500 relates to normal mortgage transaction entries (such as the repayment of interest or capital).

No exceptions noted.
2.

Arrears Balance

For each Mortgage Loan, we will compare the outstanding arrears balance on the Mortgage Account Extraction File to the outstanding arrears balance on the TAMAR system as at the Cut Off date by reconciling expected payments and payments received to the arrears balance shown as at the date of testing

We will report as an exception all cases where the individual differences between these balances exceed £100, except where the difference above £100 is due to normal mortgage transaction (such as the repayment of interest or capital or the further accrual of arrears).

No exceptions noted.
3.

Valuation Amount

For each Mortgage Loan, we will compare the valuation amount on the Mortgage Account Extraction File to the valuation amount on the original Valuation Report included in the Mortgage file.

We will report as an exception all instances where there is a difference, except where the Valuation Report figure on the Mortgage Account Extraction File is lower than the latest valuation figure in the Mortgage file, or where the valuation figure on the Mortgage Account

3 exceptions noted.

1.  Account Number: 152

Mortgage Account Extraction File: £95,000

Valuation report:  £90,000

2.  Account Number: 383

Mortgage Account Extraction File: £91,000

Valuation report:  £90,000

3.  Account Number: 241

Test	Description of Agreed Upon Procedures	Results

Extraction File exceeds the valuation figure in the Mortgage file by not more than £500.

Where an AVM report is used, we will report as an exception instances where the borrowers estimate is not within 10% of the AVM and the confidence score for the AVM is below the level set out in the appropriate Lending Policy if the amount on the Mortgage Account Extraction File is lower than the valuation figure per the AVM report.

No valuation report in the mortgage file.
4.

Valuation Date

For each Mortgage Loan, we will report as an exception instances where the original valuation date on the Mortgage file (per either the paper copy of the Valuation Report included in the file, or a copy reproduced from the FileNet image scanning system at Platform Home Loans) is greater than 6 months prior to the date of the initial Offer Of Advance, except where a further advance has been made.

We will not report an exception for GMAC loans where the borrower’s estimate has been used for the valuation in line with the AVM Policy and the date of the application form is within 15 days of the valuation date per the Mortgage Account Extraction File.

1 exception noted. 1. Account Number: 241 No valuation report in the mortgage file.
5.

Property Address (Out Code)

For each Mortgage Loan, we will compare the ‘out code’ on the Mortgage Account Extraction File to either the Valuation Report, the Certificate of Title (“COT”), the latest Offer of Advance contained in the Mortgage file or, if not, the post office address file, the title deeds or any letter from the solicitor or further explanatory correspondence.

We will report as an exception, instances where there is a difference in the out codes recorded in the Mortgage Account Extraction File.

No exceptions noted.
6.	Property Address For each Mortgage Loan, we will compare the property address recorded on the COT, Draft KFI or Request For Funds Form (included within the Mortgage file and as updated by	No exceptions noted.

Test	Description of Agreed Upon Procedures	Results

subsequent solicitor’s letters) or the Certificate of Insurance or the Legal Charge Certificate to the property address recorded on the latest Offer of Advance from the Mortgage file.

We will report as an exception all instances where there is a difference, except where the difference relates to an address which contains typographical errors (e.g. two letters reversed) in respect of the street name, but the other elements of the address are the same, or if the district has been inaccurately recorded but test 5 has been passed and the other elements of the address are the same). Where the property address is a new build, then this shall not be an error if the plot number is provided on the Valuation Report but the COT or solicitor’s letter gives the full address.

7.

Income Verification

For each Platform Mortgage Loan which are not described as being ‘Self Certified’ or ‘BTL’ in the Mortgage Account Extraction File, we will compare the income data in the Mortgage Account Extraction File to the evidence of third party verification of income (which includes employers references, payslips, P60 Income Tax statements, accounts or an accountants letter signed by a suitably qualified accountant as described in relevant Lending Policy).

For each Mortgage File, we will report as an exception all instances where the difference is greater than 5%, except in those instances where multiple parties’ income data is provided on the Mortgage Account Extraction File and the complete income verified for either party one or two is sufficient to meet the underwriting criteria or income in excess of that disclosed on the spreadsheet has been verified.

Where the Mortgage File is self-certified, and the Mortgage Account Extraction File says that it is self-certified this shall be recorded a pass with no test performed.

Management have informed us that for GMAC originated Mortgage Loans which are not recorded as ‘BTL’ in the Mortgage Account

6 exceptions noted.

1.  Account Number: 38

Unable to perform legitimacy of investment test, as there is insufficient rental valuation data in the mortgage file.

2.  Account Number: 55

Unable to perform legitimacy of investment test, as there is insufficient rental valuation data in the mortgage file.

3.  Account Number: 125

Unable to perform legitimacy of investment test, as there is insufficient rental valuation data in the mortgage file.

4.  Account Number: 190

Legitimacy of investment calculation gives a required rental value of £338 per month (advance of £50,065 at a notional rate of 6.5% per the terms) compared to a rental value of £280 per month. The account is a Verso loan originated 28 May 2002. No evidence on the mortgage file of authorisation in line with the Lending Policy.

Test	Description of Agreed Upon Procedures	Results

Extraction File, income verification was not required at origination and therefore this shall be recorded as a pass with no test performed.

If the Mortgage Loan relates to a buy to let mortgage application, the borrower need not self-certify nor provide evidence of earnings. Legitimacy of investment is to be calculated based on monthly rental income being 125% of the monthly interest only mortgage payment. Monthly rental income is to be taken from the external verification provided on the Valuation Report or separate correspondence from the chartered surveyor and the interest only payment to be calculated using the initial index rate or, where the Lending Policy as at the date of the latest Offer Of Advance permitted, an alternative index rate (such as the reversionary rate, Standard Variable Rate or relevant Bank of England Base Rate etc.) and the ‘Loan Requested Amount’ shown on the latest Offer of Advance which excludes administration fees.

Where the original Offer Of Advance is not available, use the interest rate and loan amount taken from the offer checklist produced by the underwriters. For each Mortgage File report as an exception cases where monthly rental income is less than 125% of the monthly interest only figure calculated on the ‘Loan Requested Amount’ shown in the latest Offer Of Advance, or the offer checklist. We will not report an exception where there is evidence of underwriter authorisation for Buy to Let cases that do not meet the minimum interest coverage ratio as prescribed in the relevant Lending Policy.

For those mortgages which are classified on the Mortgage Account Extraction file as:

•  For Platform originated Buy to Let loans, having an Offer Of Advance which is dated between February 2007 and November 2007, report as an exception all cases where monthly rental income is less than 110% of the monthly interest only figure calculated on the ‘Loan Requested Amount’ found

5.  Account Number: 241

No valuation report in the mortgage file.

6.  Account Number: 373

Mortgage Account Extraction File: Primary borrower income of £98,240.

Unable to validate income verification in the mortgage file.

Test	Description of Agreed Upon Procedures	Results

in the Offer Of Advance, or the offer checklist.

•  For GMAC originated Buy to Let loans, having an Offer Of Advance which is dated after October 2005 report as an exception all cases where monthly rental income is less than 100% for Mortgage Loans classified on the Mortgage Account Extraction file as “conforming” and 110% for “non-conforming”, of the monthly interest only figure calculated on the ‘Loan Requested Amount’ found in the Offer of Advance, or the offer checklist.

If the rental income is no more than £1 less than the required rental income, this shall not be an error. If the mortgage has been highlighted as an exception to Lending Policy, but there is evidence on the mortgage file that the exception has been authorised by an appropriate person in accordance with Lending Policy, this shall not be an exception. If the mortgage is a HousePlus Product then the omission of rental income shall not be reported as an exception.

8.

County Court Judgements

For Platform, Verso, SPML and Kensington Mortgage Loans, we will compare the total number of CCJ’s (County Court Judgements) per the Mortgage Account Extraction File to the number of CCJ’s per the Credit documentation on file, and report as an exception where these are different values, except where the number of CCJ’s on the Summary Credit Report is less than the number per the Mortgage Account Extraction File, or where confirmation has been obtained that the CCJ’s were incurred in a duration outside of underwriting criteria, or where there is evidence recorded within the Mortgage file (as evidenced by a note on the underwriting sheet explaining the rationale for granting the loan that there has been an application of discretion by a suitably authorised individual (determined by reference to a current organisational chart) in accordance with the Lending Policy).

4 exceptions noted.

1.  Account Number: 61

Mortgage Account Extraction File (primary borrower): 0

Mortgage file (primary borrower): 5

5 CCJ’s identified in the credit documentation on the mortgage file, of which 3 were flagged as ‘ignore’ as they were more than 2 years prior to the date of application in line with policy for Platform loans.

There is no evidence in the mortgage file explaining the rational for granting the loan given the remaining 2 CCJ’s.

2.  Account Number: 132

Test	Description of Agreed Upon Procedures	Results

For Platform Mortgages CCJ’s shall not be counted where they meet with any of the following criteria:

• CCJ has been satisfied more than 6 months prior to the date of application;

• CCJ is for amount less than £100, satisfied or not; or

• CCJ is more than two years old at the date of completion

(for the avoidance of doubt any further advance will not be reported as an exception in connection with the recording of CCJ’s).

Where the credit documentation is not available, we will compare the total number of CCJ’s per the Mortgage Account Extraction File to the number of CCJ’s recorded on the ParkFile application and report as an exception any differences noted.

For each GMAC Mortgage Loan, we will compare the total number of CCJ’s per the Mortgage Account Extraction File to the number of CCJ’s recorded on the ParkFile application and report as an exception any differences noted.

Mortgage Account Extraction File (primary borrower): 0

Mortgage file (primary borrower): 4

4    CCJ’s identified in the credit documentation on the mortgage file, of which 1 was identified as ‘satisfied’, and 3 were identified as ‘ignore’. Of the 3 flagged as ignore, 2 can be confirmed as more than 2 years old at the date of application in line with policy for Platform loans.

The most recent CCJ is dated 1 September 2003, is within 2 years of the application date (9 September 2004) and there is no evidence in the mortgage file explaining the rational for granting the loan given the remaining CCJ.

3.  Account Number: 233

Mortgage Account Extraction File (primary borrower): 0

Mortgage file (primary borrower): 1

There is no evidence in the mortgage file explaining the rational for granting the loan (Kensington) given the identified CCJ.

4.  Account Number: 358

Mortgage Account Extraction File (primary borrower): 0

Mortgage file (primary borrower): 4

4    CCJ’s identified in the credit documentation on the mortgage file, of which 1 was identified as ‘satisfied’.

There is no evidence in the mortgage file explaining the rational for granting the loan (Kensington) given the remaining 3 identified CCJs.

9.	Repayment Method We will compare the repayment method on the Mortgage Account Extraction File to the repayment method in the latest offer or the draft KFI, included in the Mortgage file.	No exceptions noted.

Test	Description of Agreed Upon Procedures	Results

We will report as an exception all instances where there is a difference, except where there is evidence (in the form of correspondence between WMS and the customer) on the Mortgage file that the repayment method agrees to that requested on the Mortgage Application Form or had changed and that evidence supports the current repayment method on the Mortgage Account Extraction File, including any change by virtue of, but not limited to, further advances, arrears action, or customer request.

For Verso mortgages where the offer letter does not state the repayment type, we will check the repayment detailed in the application form.

10.

Loan Purpose

We will compare the Loan Purpose description recorded on the Mortgage Account Extraction File to the Loan Purpose description recorded on the Mortgage Loan Application Form. Where there is a discrepancy, compare the Loan Purpose description recorded on the Mortgage Account Extraction File to the Loan Purpose description recorded on the Mortgage file. Report as an exception those cases where neither the Mortgage Loan Application form nor the Mortgage file agrees to the information recorded in the Mortgage Account Extraction File, except when the property is originally unencumbered prior to the mortgage advance.

1 exception noted. 1. Account Number: 172 Mortgage Account Extraction File: Purchase Mortgage file: Remortgage No evidence in the mortgage file to support the difference in purpose.
11.

Signed Certificate of Title

For each Mortgage Loan, we will report as an exception all cases where the COT or Request For Funds Form (included on the Mortgage file), either the original or copy of the original, has not been signed by the solicitor.

Certificates of Insurance do not need to be signed and should bear the same information as a COT.

Land Registry Searches do not need to be signed and should bear the same information as the COT. For all files where a Land Registry Search is available report as a pass.

No exceptions noted.

Test	Description of Agreed Upon Procedures	Results
12.

Mortgage Loan Application Form

a.   For each Mortgage Loan, we will inspect each Mortgage Loan Application form (either the original, fax or photocopy of the original), for a signature in the space designated for the borrower signature(s), except where an electronic application form was used. Report as an exception if the Mortgage Loan Application was not signed in the space designated for the borrower signature(s), except where an electronic application form was used.

b.  We will compare the borrower’s name with that recorded on the COT, latest Offer Of Advance, or solicitor’s letter of explanation. Report as an exception all cases where a review of the COT, latest Offer Of Advance or solicitor’s letter of explanation cannot establish that the borrower is the applicant and property owner.

2 exceptions noted. 1. Account Number: 8 No application form in the mortgage file. 2. Account Number: 22 No application form in the mortgage file.
13.

Maximum Loan Term

For each Mortgage Loan, we will report as an exception, cases where the latest Offer Of Advance or draft KFI within the Mortgage file has an original term of the loan exceeding 40 years. For GMAC originated loans we will report as an exception instances where the original term of the loan exceeds 35 years.

No exceptions noted.
14.

Loan Term

For each Mortgage Loan, we will compare the term of each Mortgage Loan recorded per the Mortgage Account Extraction File with the term recorded within the latest Offer Of Advance or draft KFI. Report as an exception all instances where there is a difference, except where there is evidence, comprising of either a note of request on the WMS TAMAR system, or a letter of request from the borrower, on the Mortgage file that the repayment term was changed and that evidence within the Mortgage file supports the mortgage term recorded on the Mortgage Account Extraction File, including any change by virtue of, but not limited to, further advances and customer request.

No exceptions noted.

Test	Description of Agreed Upon Procedures	Results
15.

Interest Rate Margin

For each Mortgage Loan, we will compare the margin over Index Rate included in the Mortgage Account Extraction File for variable rate loans and the interest rate for fixed rate loans (whilst in their fixed rate period) to the interest rate recorded in the latest Offer Of Advance, or the draft KFI. Where the fixed or discounted period has already expired, compare the variable reversionary rate with the Mortgage Account Extraction File.

For regulated loans, before their first Index Rate reset, we will compare the margin to the Index Rate as at the offer date recorded in the Mortgage file.

For fixed, discounted or regulated loans, report as an exception all instances where there is a difference. For variable rate loans, report as an exception all instances where there is a difference except for variable rate loans, where the margin on the Mortgage Account Extraction File is lower than the margin on the Latest Offer Of Advance.

For all fixed or discounted rate loans, compare the month in which the final fixed or discounted rate expires per the Mortgage Account Extraction File with evidence on the Mortgage File (for example, the latest Offer of Advance letter). Report as an exception where there is a difference.

No exceptions noted.
16.

Loan Advance

For each Mortgage Loan, we will compare the ‘amount of advance’ recorded on the Mortgage Account Extraction File to the ‘amount of advance’ recorded on the latest offer of initial advance or draft KFI included in the Mortgage file. Where a further advance has been made, agree the amount of the further advance included in the Mortgage Account Extraction File balance to the credit agreement on the Mortgage File.

We will report as an exception all instances where there is a difference, except when it relates to property insurance or fees added to the loan. Where there is a difference, if this is less than £500 this will not constitute an error.

No exceptions noted.

Test	Description of Agreed Upon Procedures	Results
17.

Property Tenure

For each Mortgage Loan, we will compare the tenure of the property as recorded within the Mortgage Account Extraction File with the tenure of property recorded in the COT. Where there is a difference, compare the tenure of the property as recorded within the Mortgage Account Extraction File, with the tenure of property recorded within the title deeds or any letter from the solicitor, valuer (including Valuation Report), HMLR, Registrar of Scotland or Sasine Register confirming tenure.

We will report as an exception all instances where the tenure of the property as recorded on the Mortgage Account Extraction File is different from the actual tenure reported in the COT, title deeds or any letter from the solicitor, valuer or HMLR except where either the Mortgage Account Extraction File has recorded the tenure of the property as ‘Feudal’ or ‘Absolute Ownership’ and where the tenure of the property reported on the COT, title deeds or any letter from the solicitor, valuer or HMLR is described as ‘Freehold’, or vice versa.

No exceptions noted.
18.

Bankruptcy or Individual Voluntary Agreement

For each Mortgage Loan, where the Mortgage Account Extraction File indicates that a borrower has not previously been made bankrupt or entered into a voluntary agreement, we will confirm that there are no entries relating to bankruptcy or voluntary arrangements within Platform Lending Criteria within the Summary Credit Report on the Mortgage File. Where the Mortgage Account Extraction File indicates that a borrower has previously been made bankrupt or entered into a voluntary agreement, ignore the account for the purposes of this test.

Where the Summary Credit Report is not available, we will compare the entries relating to bankruptcy or voluntary arrangements per the Mortgage Account Extraction File to the entries relating to bankruptcy or voluntary arrangements recorded on the ParkFile application and report as an exception any differences noted.

No exceptions noted.

Test	Description of Agreed Upon Procedures	Results

For each GMAC Mortgage Loan, we will compare the entries relating to bankruptcy or voluntary arrangements per the Mortgage Account Extraction File to the entries relating to bankruptcy or voluntary arrangements recorded on the ParkFile application and report as an exception any differences noted.

19.

Completion Date

For each Mortgage Loan, we will compare the ‘completion date’ as recorded with the Mortgage Account Extraction File (which represents the date on which the mortgage account was created on the Tamar Mortgage Administration system) with evidence of the date upon which the mortgage funds were released on the Mortgage File. We will report as an exception all instances where there is a difference of more than 14 days between the two dates.

Where a Mortgage Loan relates to further advance or a transfer or equity, we will compare the completion date on the Mortgage Account extraction file to the latest offer letter or KFI document.

1 exception noted.

1.  Account Number: 192

Mortgage Account Extraction File: 25 September 2002

Mortgage file: 16 May 2002

Land Registry search and COT are dated 16 May 2002. TAMAR system shows funds released on 26 September 2002, but this cannot be evidenced to appropriate documentation.

Appendix 2 to the AUP Report

Engagement Letter dated 29 July 2019